UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report:                            October 14, 2003
    (Date of earliest event reported)                  (October 9, 2003)

                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)
                                     0-28318
                            (Commission File Number)


             Texas                                           74-2611034
  (State or other jurisdiction                              (IRS Employer
         of incorporation)                                Identification No.)

  206 Wild Basin Rd., Bldg. B, Suite 400,                            78746
            Austin, Texas                                          (Zip Code)
         (Address of principal executive offices)



                                 (512) 334-7500
              (Registrant's telephone number, including area code)


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Item 5.           Other Events.

On October 9, 2003, Multimedia Games, Inc. announced that it entered into an agreement with Sonoma County, California-based Lytton Rancheria of California, a federally recognized Indian tribe, whereby Multimedia Games, Inc. advanced the Tribe approximately $21 million, which the Tribe used to facilitate the transfer of land in San Pablo, California to the United States in trust for Lytton Rancheria of California. A copy of the press release is attached to this Report as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.

(c)               Exhibits.

Exhibit No.       Description

99.1 Press Release, dated October 9, 2003, announcing loan transaction between Multimedia Games, Inc. and Lytton Rancheria of California






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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MULTIMEDIA GAMES, INC.




Dated:  October 14, 2003                       By:  /s/  Craig S. Nouis
                                                   -----------------------------
                                                    Craig S. Nouis
                                                    Chief Financial Officer and
                                                    Principal Accounting Officer







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





                                  EXHIBIT INDEX


Exhibit No.                Description
----------                --------------

99.1 Press Release, dated October 9, 2003, announcing loan transaction between Multimedia Games, Inc. and Lytton Rancheria of California






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